Investing to Create 20,000 Union Construction Jobs



Work moves forward at the Charlesview Apartments, Boston

The AFL-CIO Housing Investment Trust's (HIT) Construction Jobs Initiative has topped its goal of creating 15,000 union construction jobs – an effort begun in 2009 with strong support from the HIT's investors. The 56 projects in 29 cities financed to date through this initiative have kept thousands of union members working and helped reinvigorate local economies with nearly $3 billion of development.

Now, at the direction of its Board of Trustees, the HIT has raised its job-creation goal to 20,000 and is working to reach that goal before the end of 2013.

"The HIT's jobs initiative has been a tremendous achievement and an important example of unions' positive impact on our communities," said AFL-CIO President and HIT board member Richard Trumka.

Construction financed by the HIT and its subsidiary, Building America, is providing an important economic stimulus while helping cities expand and improve their affordable housing stock. Workers' pension capital invested through the Construction Jobs Initiative is getting construction workers back on the job, promoting economic recovery, and helping to generate competitive returns.

ACHIEVED SINCE 2009

16,000 UNION CONSTRUCTION JOBS

$1.3 BILLION OF WORKERS' PENSION CAPITAL INVESTED

$2.9 BILLION OF DEVELOPMENT

56 PROJECTS

29 CITIES

17,084 HOUSING UNITS

80% AFFORDABLE HOUSING



"Coquille Valley Hospital is an important part of this community, and I'm proud that the new facility will be built 100% union."

—**Pat Smith**, Secretary-Treasurer, Lane, Coos, Curry and Douglas Counties, Oregon Building and Construction Trades Council



"The union jobs on this project came at a crucial time when our members really needed the work."

—**Dan McConnell**, Business Manager, Minneapolis BCTC

$1.3 billion of HIT financing



WESTERN REGION

1,776 union jobs
710 housing units
$127M HIT investment
$298M total development



"Hundreds of our members are going to be back on the job practicing their craft and earning a family-supporting wage."

—**Mike Theriault**, Secretary-Treasurer San Francisco BCTC



"This job
Without
there wo
out of w
—Ch

$2.9 billion of development

over 16,



"The HIT has helped thousands of union men and women get back to work. They are bringing home paychecks again, their spending is helping the local economy, and contributions are going into their pension plans."

— **Sean McGarvey**, President, Building and Construction Trades Department, AFL-CIO

56 projects

17,084 housing units

ooo union construction jobs

NEW ENGLAND

4,084 union jobs
1,554 housing units
$279M HIT investment
$836M total development



"The union pension dollars invested in The Moderne will bring good union jobs and economic development to Milwaukee."

—**Lyle Balistreri**, President, Milwaukee BCTC

MIDWEST

6,606 union jobs
5,268 housing units
$513M HIT investment
$1B total development

"These HIT-financed projects represent the positive impact unions and union pension capital have on the community."

—**Tom Villanova**, President, Chicago & Cook County BCTC



"This job has been great for me. My kids had a good Christmas."

—**Gary Zuto**, UA Local 638, New York City



"When the HIT steps up, one of the requirements is that it's 100% union, so I want to thank the HIT for that."

—**Martin Walsh**, Secretary-Treasurer Metropolitan District BCTC, Boston

MID-ATLANTIC

3,599 union jobs
9,552 housing units
$338M HIT investment
$725M total development

means a lot to me. it going, I know that uld be a lot of people ork."

—**is Flemming**, Laborers' Local 42, St. Louis

Creating Union Jobs and Building America's Cities

HIT Outperforms Index for 20th Consecutive Year

2012 was the HIT's 20th consecutive calendar year of outperforming its benchmark on a gross basis. Contributing to its strong performance were its holdings in multifamily construction securities – investments made through the HIT's job-generating Construction Jobs Initiative.

"The HIT's returns topped the benchmark on both a gross and net basis for 2012," said Chang Suh, HIT's Senior Executive Vice President and Chief Portfolio Manager. "Our construction-related investments are helping enhance the HIT's performance advantage in a difficult economy." He noted that the high credit quality investments also help preserve investors' capital.

The combination of competitive returns and union job creation has attracted $1.4 billion in new capital from pension investors since the jobs initiative began in 2009. This includes capital from 44 new investors from the building trades.

"We greatly appreciate our investors' strong support," said Lesyllee White, HIT Senior Vice President and Managing Director of Marketing. "Their capital has made it possible to raise our job-creation goals from 10,000 to 15,000 and now 20,000 union jobs – a goal we intend to reach by the end of 2013." The HIT continues to seek capital to finance more of the job-generating projects in its pipeline.

HIT TOTAL RETURNS VS. BENCHMARK *as of December 31, 2012*



(percent)
0
1
2
3
4
5
6
7
4.71
4.27
4.22
6.55
6.09
6.19
6.41
5.96
5.95
5.60
5.17
5.18
1 Year
3 Year
5 Year
10 Year
AFL-CIO Housing Investment Trust Gross
AFL-CIO Housing Investment Trust Net
Barclays Capital Aggregate Bond Index

The performance data quoted represents past performance and is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant's units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio. Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

Stephen Coyle, *Chief Executive Officer*

Ted Chandler, *Chief Operating Officer*

Erica Khatchadourian, *Chief Financial Officer*

Chang Suh, *Senior Executive Vice President and Chief Portfolio Manager*

Christopher Kaiser, *Acting General Counsel*

Debbie Cohen, *Chief Development Officer*

Rod DuChemin, *Director of Labor Relations*

Thalia Lankin, *Director of Operations*

Eric W. Price, *Executive Vice President*

Lesyllee White, *Senior Vice President & Managing Director of Marketing*

Stephanie H. Wiggins, *Executive Vice President and Chief Investment Officer*

National Office
2401 Pennsylvania Avenue, NW, Suite 200
Washington, DC 20037 | 202.331.8055

New York City Office
Carol Nixon, *Director*
1270 Avenue of the Americas, Suite 210
New York, NY 10020 | 212.554.2750

New England Regional Office
Thomas O'Malley, *Senior Vice President*
Ten Post Office Square, Suite 800
Boston, MA 02109 | 617.850.9071

Western Regional Office
Liz Diamond, *Director*
Emily Johnstone, *Marketing Director*
One Sansome Street, Suite 3500
San Francisco, CA 94104 | 415.433.3044

Southern California Office
155 North Lake Avenue, Suite 800
Pasadena, CA 91101 | 626.993.6676

Midwest Region
Paul Sommers, *Marketing Director*
937.604.9681

Gulf Coast Office
935 Gravier Street, Suite 640
New Orleans, LA 70112 | 504.599.8750

www.aflcio-hit.com